Exhibit 10.4

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 8, 2004, by and between AMPAC CAPITAL SOLUTIONS, LLC, a Nevada limited liability company (“AMPAC”), as successor in interest to GUARANTY BUSINESS CREDIT CORPORATION, a Delaware corporation (“GBCC”), and U.S. PLASTIC LUMBER LTD., a Delaware corporation (the “Company”), with respect to the following:

     A. GBCC and the Company have entered into that certain Loan and Security Agreement dated as of December 19, 2002 (as amended, restated, modified and supplemented from time to time, including by this Amendment, the “Loan Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

     B. GBCC and the Company have entered into that certain Second Amendment to Loan and Security Agreement and Limited Waiver of Defaults by and between the Company and GBCC dated as of July 25, 2003 with respect to the Loan Agreement (as amended, supplemented and modified from time to time, the “Second Amendment”) whereby GBCC established the Special Advance Subline (as defined in the Second Amendment, the “Special Advance Subline”) and consented to the execution of the Junior Participation Agreement (as defined in the Second Amendment) with Schultes, Inc., a New Jersey corporation (the “Junior Participant”).

     C. GBCC and the Company have entered into that certain Third Amendment to Loan and Security Agreement and Limited Waiver of Defaults by and between the Company and GBCC dated as of December 11, 2003 with respect to the Loan Agreement (as amended, supplemented and modified from time to time, the “Third Amendment”) whereby, among other things, GBCC increased the Special Advance Subline from $2,500,000.00 to $3,250,000.00 and the due date of the Term Advance was changed to May 31, 2004.

     D. GBCC and the Company have entered into that certain Fourth Amendment to Loan and Security Agreement by and between the Company and GBCC dated as of February 23, 2004 with respect to the Loan Agreement (as amended, supplemented and modified from time to time, the “Fourth Amendment”) whereby, among other things, GBCC increased the Special Advance Subline from $3,250,000.00 to $4,000,000.00.

     E. GBCC and the Company have entered into that certain Fifth Amendment to Loan and Security Agreement by and between the Company and GBCC dated as of March 19, 2004 with respect to the Loan Agreement (as amended, supplemented and modified from time to time, the “Fifth Amendment”) whereby, among other things, GBCC increased the Special Advance Subline from $4,000,000.00 to $5,000,000.00.

     F. AMPAC received an assignment of GBCC’s rights, title and interest to the Loan Agreement, the Participation Agreement and the Transaction Documents on May 25, 2004.

     G. AMPAC and the Company have entered into that certain Sixth Amendment to Loan and Security Agreement by and between the Company and AMPAC dated as of May 31, 2004 with respect to the Loan Agreement (as amended, supplemented and modified from time to time, the “Sixth Amendment”) whereby, among other things: 1) AMPAC increased the Special Advance Subline from $5,000,000.00 to $6,000,000.00; 2) the Company agreed to pay AMPAC a nonrefundable Amendment Fee (as defined in the Sixth Amendment) of Four Percent (4%) of the total outstanding balance of the Term Advance and the Special Advance Subline as of May 31, 2004; and 3) AMPAC agreed to extend the maturity date of the Term Advance to June 30, 2004.

     H. The Amendment Fee is due and payable in full on June 9, 2004. The Company has indicated to AMPAC that it will be unable to pay the Amendment Fee on June 9, 2004.

     I. The Company has requested that AMPAC amend the Loan Agreement by adding the Amendment Fee to the outstanding principal balances of the Term Advance and the Special Advance Subline as of May 31, 2004 and AMPAC has agreed to amend the Loan Agreement on the terms and conditions set forth herein.

     J. The Company has also requested that AMPAC agree to change the due date for the Term Advance from June 30, 2004 to July 31, 2004 and AMPAC has agreed to amend the Loan Agreement on the terms and conditions set forth herein.

     K. The Company has also requested that AMPAC agree to change the due date for the Special Advance Subline to July 31, 2004 and AMPAC has agreed to amend the Loan Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto do hereby agree that the foregoing recitals are incorporated herein by this reference and as follows:

     1. Amendment Fee. The Company hereby confirms that the Amendment Fee has been fully earned by Lender and that the Amendment Fee is due and payable in full by the Company on June 9, 2004. The Company hereby acknowledges and agrees that the outstanding principal balance of the Term Advance as of May 31, 2004 was $1,343,100.00 and that the outstanding principal balance of the Special Advance Subline as of May 31, 2004 was $5,009,472.26. Notwithstanding anything to the contrary in the Sixth Amendment, the Company and AMPAC do hereby that the Amendment Fee shall be added to the outstanding principal balances of the Term Advance and the Special Advance Subline as set forth above effective as of June 1, 2004. The Company and AMPAC specifically agree that $53,724.00 shall be added to the principal balance of the Term Advance effective as of June 1, 2004 and $200,378.89 shall be added to the principal balance of the Special Advance Subline effective as of June 1, 2004.

     2. Term Advance and Special Advance Subline Maturity Dates. The Company shall continue to make all payments of principal and interest required by the Loan Agreement with respect to the outstanding Term Advance and the Special Advance Subline, provided, however, that the unpaid balances of the Term Advance and the Special Advance Subline shall be due and payable in full on July 31, 2004. The failure of the Company to indefeasibly pay the Term Advance and the Special Advance Subline in full and in cash on or before July 31, 2004 shall constitute an Event of Default.

     3. Release and Waiver of Claims by the Company. For good and valuable consideration, the receipt of which is hereby acknowledged and in consideration of AMPAC executing this Amendment, the Company does hereby release AMPAC and its managers, members, employees, attorneys and agents from any and all claims, demands, causes of action, now known or unknown, arising out of or related to the Loan Agreement or the transactions connected therewith. The Company does hereby warrant and represent that no claims, demands or causes of action, arising out of or related to the Loan Agreement or the transactions connected therewith are now known or suspected to exist.

     The Company intends this release to cover, encompass, release, and extinguish, among other things, all claims and matters which might otherwise be reserved by California Civil Code section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

     4. Conditions Precedent. The obligations of AMPAC hereunder shall take effect only upon the satisfaction of the following conditions:

     (a) Receipt by AMPAC of a fully executed original of this Amendment;

     (b) Other than the financial covenant defaults specifically referenced in paragraph 5 of the Second Amendment, no Defaults or Events of Default shall have occurred or be continuing; and

     (c) AMPAC shall have received such other documents, certificates, opinions and information that AMPAC shall require, each in form and substance satisfactory to AMPAC in its sole discretion.

     5. Miscellaneous.

     (a) Reference to the Loan Agreement and the Transaction Documents.

     (i) Except as specifically amended by this Amendment, the Loan Agreement and the other Transaction Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed.

     (ii) The Company hereby warrants and represents to AMPAC that there does not exist a Default or an Event of Default other than the financial covenant defaults specifically referenced in paragraph 5 of the Second Amendment and the Company reaffirms, as of the date hereof, that all of the warranties and representations of the Company contained in the Loan Agreement and in the other Transaction Documents are true, complete and correct.

     (b) Events of Default. Any failure to comply with the terms and conditions of this Amendment shall constitute an Event of Default.

     (c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     (d) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

     (e) Attorneys’ Fees. The Company shall pay, on written demand, all fees and costs incurred by AMPAC in connection with the negotiation, documentation and execution of this Amendment, including the reasonable fees and expenses of attorneys. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys’ fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

     (f) Jury Trial Waiver. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET OR OTHERWISE CONCERNING THIS AMENDMENT.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

U.S. PLASTIC LUMBER LTD., a Delaware corporation

By: /s/ Michael D. Schmidt

Name: Michael D. Schmidt

Title: Treasurer

AMPAC CAPITAL SOLUTIONS, LLC, a Nevada limited liability company

By: /s/ Larry R. Polhill

Name: Larry R. Polhill

Title: Manager

     The undersigned hereby consents to and acknowledges the terms and conditions of the foregoing Amendment and agrees that its Continuing Guaranty and each other document executed in favor of AMPAC, as successor in interest to GBCC, shall remain in full force and effect.

U.S. PLASTIC LUMBER IP CORPORATION

By: /s/ Michael D. Schmidt

Name: Michael D. Schmidt

Title: Treasurer

U.S. PLASTIC LUMBER CORP.

By: /s/ Michael D. Schmidt

Name: Michael D. Schmidt

Title: Chief Financial Officer

U.S. PLASTIC LUMBER FINANCE CORPORATION

By: /s/ Michael D. Schmidt

Name: Michael D. Schmidt

Title: Treasurer